UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 12, 2004

ALPHA TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	01-14365	76-0079338

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049

(Address of principal executive offices)

Registrant’s telephone number, including area code 310-566-4005

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)	On November 12, 2004, the Company received notice from the NASDAQ Listings Qualifications Department indicating that, due to the resignation of a director on October 29, 2004, the Company no longer complies with NASDAQ’s independent director and audit committee requirements as set forth in NASDAQ Marketplace Rule 4350.

In accordance with Marketplace Rules 4350(c)(1) and 4350(d)(4), the Company has been provided a cure period until the earlier of the Company’s next annual shareholder’s meeting or October 29, 2005 in order to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Alpha Technologies Group, Inc.
Date: November 17, 2004	By:	/s/ James J. Polakiewicz
James J. Polakiewicz
Chief Financial Officer (Principal Financial and Accounting Officer)